                                                                    EXHIBIT 10.7

                              SECURITY AGREEMENT


THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of
                               ------------------
December 20, 1999 by and among PARTMINER, INC., a New York corporation (the "Company") and the Company's subsidiaries indicated on the signature pages
 -------
hereto (together with the Company, each individually an "Obligor" and
                                                         -------
collectively the "Obligors"), and HAIC INC., a Delaware corporation (the
                  --------
"Lender").
 ------

                                   RECITALS
                                   --------

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Obligors and the Lender, the Lender has agreed to
 ----------------
make a Loan upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lender to make the Loan under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement to the Lender.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.        Definitions.
               -----------

          (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts and Inventory.

          (b) In addition, the following terms shall have the following meanings:


          "Secured Obligations": the collective reference to the following:
           -------------------

          (a) The prompt performance and observance by the Obligors of all obligations of the Obligors under the Credit Agreement, the Note, this Security Agreement and the other Loan Documents to which the Obligor is a party; and

          (b) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to the Lender under the Loan Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities reasonably incurred in connection with collecting and enforcing the Secured Obligations.

     2.        Grant of Security Interest in the Collateral. To secure the
               --------------------------------------------
          prompt payment and in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Lender, a continuing security interest in, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):
                                                ----------

                    (a)       all Accounts

                    (b)       all Inventory

                    (c)       all books, records, ledger cards, files,
                         correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information directly relating to the Accounts and Inventory or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                    (d)       to the extent not otherwise included, all Proceeds
                         and products of any and all of the foregoing.

The Obligors and the Lender, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.


     3.        Provisions Relating to Accounts.
               -------------------------------

          (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, except as it otherwise may determine in its reasonable business judgment, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Once during each calendar month or at any time after the occurrence and during the continuation of an Event of Default, the Lender shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Lender may reasonably require in connection with such test verifications. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender in its own name or in the name of others may reasonably communicate with account debtors on the Accounts to verify with them to the Lender's reasonable satisfaction the existence, amount and terms of any Accounts.

     4.        Representations and Warranties. Each Obligor hereby represents
               ------------------------------
          and warrants to the Lender that: (provided that such representations and warranties with respect to IQXpert Holdings Inc., IQXpert Inc. and ExtraTime Technologies Inc. shall be subject to subparagraph (f) below)

          (a)       Chief Executive Office; Books & Records. As of the date
                    ---------------------------------------
               hereof, each Obligor's chief executive office and chief place of business is (and for the prior four months have been) located at the locations set forth on Schedule 1 hereto and each Obligor
                                          ----------
               keeps its primary books and records at such locations.

          (b)       Location of Collateral. As of the date hereof, the location
                    ----------------------
               of all the Accounts and Inventory owned by each Obligor is as shown on Schedule 1 hereto.
                        ----------

          (c)       Ownership. Each Obligor is the legal and beneficial owner of
                    ---------
               its Collateral and has the right to pledge, sell, assign or transfer the same. As of the date hereof, each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name.

          (d)       Security Interest/Priority. This Security Agreement creates
                    --------------------------
               a valid security interest in favor of the Lender, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, free and clear of all Liens (except for Permitted Liens).

          (e)       Accounts. (i) Each Account of the Obligors and the papers
                    --------
               and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of
               (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein and (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper.

          (f)       Exceptions. Anything herein to the contrary notwithstanding,
                    ----------
               if any representation and warranty in this Section 4 with respect to IQXpert Holdings Inc., IQXpert Inc. or ExtraTime Technologies Inc. would have been false or incorrect if made on November 30, 1999, then Obligors shall not be deemed to be in breach of such representation or warranty with respect to IQXpert Holdings Inc., IQXpert Inc. or ExtraTime Technologies, Inc. on or after the date hereof by reason of any of the facts or circumstances that would have made such representation and warranty false or incorrect on November 30, 1999.

     5.        Covenants. Each Obligor covenants that, so long as any of the
               ---------
          Secured Obligations remain outstanding or any Loan Document is in effect, such Obligor shall:

          (a)       Other Liens. Defend the Collateral against the claims and
                    -----------
               demands of all other parties claiming an interest therein except any Person claiming by, through or under the Lender, use commercial best efforts to keep the Collateral free from all Liens (except for Permitted Liens), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except that prior to the occurrence of an Event of Default, the Borrowers may sell Inventory in the ordinary course of the Borrowers business.

          (b)       Instruments/Chattel Paper. If any amount payable under or in
                    -------------------------
               connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, promptly deliver such Instrument or Chattel Paper to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Security Agreement.

          (c)       Change in Location. Not, without providing reasonable
                    ------------------
               written notice to the Lender and without filing such amendments to any previously filed or additional financing statements as the Lender may reasonably require, (a) change the location of its chief executive office and chief place of business (as well as its principal books and records) from the locations set forth on
               Schedule 1 hereto, (b) change the location of a material amount
               -----------------
               of its Collateral from the locations set forth for such Obligor on Schedule 1 hereto, or (c) change its name, be party to a
                  ----------
               merger, consolidation or other change in structure that would require amendment to any previously filed financing statement.

          (d)       Perfection of Security Interest. Execute and deliver to the
                    -------------------------------
               Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Lender may reasonably request) and do all such other things as the Lender may reasonably deem necessary or appropriate (i) to assure to the Lender its security interests hereunder, including such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Lender of its rights and interests hereunder. To that end, each Obligor agrees that the Lender may file one or more financing statements disclosing the Lender's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Lender, its nominee or any other person whom the Lender may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Lender's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Loan Document, shall remain outstanding. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Lender without notice thereof to such Obligor wherever the Lender may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Lender in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Lender under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the reasonable request of the Lender, then the Lender may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Lender so requests, such Obligor agrees to notify such agents in writing of the Lender's security interest therein and, upon the Lender's request, instruct them to hold all such Collateral for the Lender's account and subject to the Lender's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Lender in the Collateral.

          (e)       Treatment of Accounts. Not grant or extend the time for
                    ---------------------
               payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business.

          (f)       Insurance. Insure, repair and replace the Collateral of such
                    ---------
               Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Lender hereunder.

     6.        Advances by Lenders. On failure of any Obligor to materially
               -------------------
          perform any of the covenants and agreements contained herein, the Lender may, upon written notice to Obligor and after a reasonable opportunity to cure (unless, in the Lender's reasonable judgment, a cure period could have a detrimental effect on the value of the security) at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Lender on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Loan Documents. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     7.        Events of Default.
               -----------------

The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").
                                                             ----------------

     8.        Remedies.
               --------

          (a)       General Remedies. Upon the occurrence of an Event of Default
                    ----------------
               and during continuation thereof, and after written notice by the Lender to the Obligors, the Lender shall have, in addition to the rights and remedies provided herein, in the Loan Documents, or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Lender at the expense of the Obligors any Collateral at any place and time designated by the Lender which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Lender with respect to the Secured Obligations, the Obligors shall pay the Lender all reasonable documented costs and expenses incurred by the Lender including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Lender or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 9.7 of the
                                                           -----------
               Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Lender may further postpone such sale by announcement made at such time and place.

          (b)       Remedies relating to Accounts. Upon the occurrence of an
                    -----------------------------
               Event of Default and during the continuation thereof, whether or not the Lender has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Lender instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Lender. In addition, upon the occurrence and during the continuation of an Event of Default, the Lender or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Lender or of the Lender's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Lender's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lender in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Lender in accordance with the provisions hereof shall be solely for the Lender's own convenience and that such Obligor shall not have any right, title or interest in such Proceeds except as expressly provided herein. The Lender shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Lender from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Lender because of the maintenance of the foregoing arrangements, except as relating to or arising out of the gross negligence or willful misconduct or unlawful conduct of the Lender or its officers or employees. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or the Lender or any other Person.

          (c)       Access. In addition to the rights and remedies hereunder,
                    ------
               upon the occurrence of an Event of Default and during the continuance thereof, the Lender shall have the right to reasonably enter and remain upon the various premises of the Obligors without cost or charge to the Lender, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Lender may remove

               Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

          (d)       Nonexclusive Nature of Remedies. Failure by the Lender to
                    -------------------------------
               exercise any right, remedy or option under this Security Agreement, any other Loan Document, or as provided by law, or any delay by the Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Lender shall only be granted as provided herein. To the extent permitted by law, neither the Lender nor any party acting as attorney for the Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct or unlawful conduct hereunder. The rights and remedies of the Lender under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.

          (e)       Retention of Collateral. In addition to the rights and
                    -----------------------
               remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Lender may, after providing the notices required by Section 9-505(2) of the UCC and otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Lender is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

          (f)       Deficiency. In the event that the proceeds of any sale,
                    ----------
               collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the reasonable costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     9.        Additional Rights of the Lender.
               -------------------------------

          (a)       Power of Attorney. In addition to other powers of attorney
                    -----------------
               contained herein, each Obligor hereby designates and appoints the Lender, and each of its designees, as attorney-in-fact of such Obligor, irrevocably and with power of substitution (to the extent permitted by applicable law), with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

          (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Lender may reasonably determine;

          (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

          (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

          (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

          (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;

          (vi) adjust and settle claims under any insurance policy relating thereto;

          (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

          (viii) institute any foreclosure proceedings that the Lender may deem appropriate; and

          (ix) do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

               This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding or any Loan Document is in effect. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct or unlawful conduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Collateral.

          (b)       The Lender's Duty of Care. Other than the exercise of
                    -------------------------
               reasonable care to assure the safe custody of the Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent Lender in the industry, it being understood that the Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

     10.       Application of Proceeds. Upon the occurrence and during the
               -----------------------
          continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Lender in cash or its equivalent, will be applied in reduction of the Secured Obligations and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Lender's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     11.       Costs of Counsel. If at any time hereafter, whether upon the
               ----------------
          occurrence of an Event of Default or not, the Lender employs counsel to prepare amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Lender all of which costs and expenses shall constitute Secured Obligations hereunder.

     12.       Continuing Agreement.
               --------------------

          (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Loan Document is in effect. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement; but with respect to the indemnities for a period of 24 months following such termination.

          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     13.       Amendments; Waivers; Modifications. This Security Agreement and
               ----------------------------------
          the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.3 of the
                                                          -----------
          Credit Agreement.


     14.       Successors in Interest. This Security Agreement shall create a
               ----------------------
          continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or
          --------  -------
          delegate its duties hereunder without the prior written consent of the Lender, and the Lender may not assign its rights or delegate its duties hereunder, other than to an affiliate of the Lender, without the prior written consent of the Obligors. To the fullest extent permitted by law, each Obligor hereby releases the Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct or unlawful conduct of the Lender, or its officers or employees.

     15.       Notices. All notices required or permitted to be given under this
               -------
          Security Agreement shall be in conformance with Section 9.7 of the
                                                          -----------
          Credit Agreement.

     16.       Counterparts. This Security Agreement may be executed in any
               ------------
          number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart signed by each of the parties.

     17.       Headings. The headings of the sections and subsections hereof are
               --------
          provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

     18.       Governing Law; Submission to Jurisdiction; Venue.
               ------------------------------------------------

          (a) This Security Agreement shall be construed in accordance with and governed by the local laws of the State of New York applicable to contracts executed and to be performed in such state.

          (b) Obligors hereby submit to the jurisdiction of the courts of the State of New York in New York County or the United States District Court for the Southern District of New York, in connection with any action or proceeding arising out of or relating to this Security Agreement. Obligors hereby irrevocably appoint the Company, with an address at 432 Park Avenue South, New York, New York 10016, as their agent to receive service of copies of summons and complaints and any other process which may be served in any action or proceeding arising hereunder. Such service may be made by mailing or delivering a copy of such process by registered or certified mail, postage prepaid, to Obligors in care of the Company's address set forth above, to the attention of the Company's General Counsel, and Obligors hereby irrevocably authorize and direct the Company to accept such service on their behalf. Obligors agree that a final judgement in any such action or proceeding shall be conclusive, subject to appellate relief, and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law. Nothing in this Security Agreement shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against Obligors or any of their properties in the courts of the other jurisdictions to the extent otherwise permitted by the law.

          (c) To the extent that any Obligor has or hereafter may acquire: (i) any immunity from the jurisdiction of any court of the State of New York in New York County or the United States District Court for the Southern District of New York or from any legal process out of any such court (whether through service or notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, or (ii) any objection to the laying of the venue or of an inconvenient forum or any suit, action or proceeding, if brought in the State of New York in New York County or the United States District Court for the Southern District of

               New York under process served in accordance with this Security Agreement, such Obligor hereby irrevocably waives such immunity or objection in respect of any suit, action or proceeding arising out of or relating to this Security Agreement.


     19.       Waiver of Jury Trial. EACH OF THE PARTIES OF THIS SECURITY
               --------------------
          AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH SUCH PARTY HEREBY ACKNOWLEDGES THAT IT WAS REPRESENTED BY COUNSEL IN ITS ENTERING INTO THIS SECURITY AGREEMENT AND IT WAS EXPLAINED THE MEANING OF THIS WAIVER OF JURY TRIAL.

     20.       Severability. If any provision of this Security Agreement is
               ------------
          determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     21.       Entirety. This Security Agreement and the other Loan Documents
               --------
          constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated herein is superseded by this Security Agreement and the other Loan Documents.

     22.       Survival. All representations and warranties of the Obligors
               --------
          hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents, the delivery of the Note and the making of the Loan so long as any of the Secured Obligations remain outstanding or any other Loan Document is in effect.


     23.       Other Security. To the extent that any of the Secured Obligations
               --------------
          are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuation, and the Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Lender's rights or the Secured Obligations under this Security Agreement or under any other of the Loan Documents.

     24.       Joint and Several Obligations of Obligors.
               -----------------------------------------

          (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lender under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

          (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, and the other Loan Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

          (c) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


                                            OBLIGORS:
                                            ---------

                                            PARTMINER, INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:


                                            IQXPERT HOLDINGS INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:



                                            IQXPERT, INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:

                                            EXTRATIME TECHNOLOGIES, INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:



                                            ACCURATE COMPONENTS INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:


                                            MARKET TRADING CONCEPTS, INC.

                                            By: /s/ Daniel Nissanoff
                                                --------------------

                                            Name:

                                            Title:


Accepted and agreed to as of the date first above written.

                                            LENDER:

                                            HAIC INC.

                                            By: /s/ Stephen Green
                                                ----------------------
                                            Name:

                                            Title: